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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 30, 2003
                                                        ------------------

                         CITIZENS & NORTHERN CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Pennsylvania                  0-16084               23-2451943
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(State or other jurisdiction of           (Commission         (I.R.S. Employer
incorporation)                            File Number)       Identification No.)

90-92 Main Street, Wellsboro, PA                                 16901
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(Address of Principal Executive Office)                         (Zip Code)


Registrant's telephone number, including area code   (570) 724-3411
                                                     --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

         Exhibit 99.1: Press Release issued by Citizens & Northern Corporation dated October 9, 2003, titled "C&N Announces September 30, 2003 Unaudited Financial Results."

         Exhibit 99.2: Quarterly Report, which includes unaudited financial information.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Citizens & Northern Corporation recently announced its unaudited, consolidated financial results for the nine months ended September 30, 2003, and for the third quarter 2003. On October 9, 2003, Citizens & Northern Corporation issued a press release titled "C&N Announces September 30, 2003 Unaudited Financial Results," a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Also on October 9, 2003, Citizens & Northern Corporation completed its "Quarterly Report," a report that includes unaudited financial information. The Quarterly Report will be mailed to shareholders with the quarterly dividend checks to be issued October 20, 2003. A copy of the Quarterly Report is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.









                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            CITIZENS & NORTHERN CORPORATION

Date:  10/9/03                              /s/ Mark A. Hughes
                                            ------------------------------------
                                            By: Mark A. Hughes
                                                Treasurer